SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K






                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                  Date of Earliest Event Reported: May 15, 2000



                       ADAIR INTERNATIONAL OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)




Texas                                   000-10056                    74-2142545
(State or other jurisdiction     (Commission File Number)         (IRS Employer
of incorporation or organization)                            Identification No.)






                            3000 Richmond, Suite 100
                              Houston, Texas 77098
          (Address of principal executive offices, including zip code)



                                 (713) 621-8241
              (Registrant's telephone number, including area code)

Item  4.  Changes  in  Registrant's  Certifying  Accountant

     On May 15, 2000, the Company appointed the accounting firm of Jackson & Rhodes P.C. ("J&R") as independent accountants for fiscal 1999 to replace Jack Sisk & Co. ("Sisk"), effective with such appointment. The appointment was recommended and approved by the Board of Directors.

     The report of Sisk for the most recent fiscal year did not contain any adverse opinion or disclaimer of opinion but was qualified as to the ability of the Company to continue as going concern.

     There have been no disagreements between the Company and Sisk whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Since June 1, 1996, and through the present, there were no reportable events requiring disclosure.

     The Company has provided Sisk with a copy of this disclosure and has requested that Sisk furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. Sisk has not yet provided the letter.

     On February 28, 2000, the Company engaged J&R to audit its subsidiary, Adair Exploration, Inc. (formerly Partners In Exploration, Inc.), which was acquired effective February 1, 2000. In the course of that engagement, the Company consulted with J&R regarding the application of accounting principles and other matters as would be ordinary and necessary for J&R to render an opinion on the financial statements of the subsidiary for the years ending December 31, 1999 and 1998. The nature, extent, and result of all such consultations are best described in the reading of Combined Financial Statements of Partners In Exploration, Inc., for the years ending December 31, 1999 and 1998, which are included in Form 8-K, Amendment Number 1, dated February 1, 2000.

     Additionally, the Company conferred verbally with J&R with regard to the accounting for the acquisition by the Company. The result of such consultations are best described in the reading of the Notes to Pro Forma Consolidated
Financial Data which are included in Form 8-K, Amendment Number 1, dated February 1, 2000.

     The consultations referred to in the preceding two paragraphs did not cause the Company to make any significant changes on any accounting, auditing or financial reporting issue.

     The Company has provided the disclosure in this Form 8-K to J&R and has given them an opportunity to provide a letter addressed to the Securities and Exchange Commission.

Exhibits.

     None.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAIR  INTERNATIONAL  OIL  &  GAS,  INC.

By     /s/  Jalal  Alghani                         Date:  May  15,  2000
       ---------------------------------------
       Jalal  Alghani
       Chief  Financial  Officer  and  Director